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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 13, 2005

                            THE GYMBOREE CORPORATION
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             (Exact name of registrant as specified in its charter)

             DELAWARE                   000-21250               942615258
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   (State or other jurisdiction        (Commission            (IRS Employer
        of incorporation)              File Number)        Identification No.)

          500 Howard Street, San Francisco, CA                    94105
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        (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (415) 278-7000


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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS

        On May 13, 2005, The Gymboree Corporation issued a press release announcing that it will report first quarter earnings on Wednesday, May 18, 2005 after the market closes rather than on Thursday, May 19, 2005, as previously announced. The live broadcast of the discussion of first quarter 2005 earnings results will be available to interested parties at 1:30 p.m. PT (4:30 p.m. ET) on Wednesday, May 18, 2005. To listen to the live broadcast over the Internet, please log on to WWW.GYMBOREE.COM, click on "Our Company" at the bottom of the page, go to "Investor and Media Relations" and then "Conference Calls, Webcasts & Presentations." A replay of the call will be available two hours after the broadcast through midnight ET, Thursday, May 25, 2005, at 800-642-1687, passcode 6110917, as well as archived on our Web site at the same location as the live Webcast.

        A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

   (c)          Exhibits

   99.1         Press release of The Gymboree Corporation issued May 13, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE GYMBOREE CORPORATION

        Date:  May 13, 2005             By:  /s/ Blair W. Lambert
                                             -----------------------------------
                                             Blair W. Lambert
                                             Chief Operating Officer and Chief
                                             Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
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   99.1         Press release of The Gymboree Corporation issued May 13, 2005